EXHIBIT 10(e)(5)
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                  MARITIME OVERSEAS CORPORATION

                     1990 STOCK OPTION PLAN

        (AS AMENDED APRIL 15, 1993 and NOVEMBER 9, 1993)



      1.    PLAN.  Options to purchase shares of the Common Stock

of  Overseas Shipholding Group, Inc., par value $1.00  per  share

(the  "Common Stock"), or other Shares, as defined below, may  be granted in accordance with this Plan to employees or officers  of

Maritime  Overseas  Corporation as of  December  6,  1990  or  to

employees,  officers  or  directors thereafter  selected  by  the

Committee,  provided  that  no  option  may  be  granted  to  any employee, officer or director who at the time of the grant serves on  the Committee designated to administer the Plan or who during the  one  year  prior  to  the commencement  of  service  on  the

Committee was granted an option under the Plan or under any stock option plan of Overseas Shipholding Group, Inc.  For purposes  of the  proviso  to  the  preceding sentence, any  amendment  to  an existing  stock option of an employee, officer or director  shall be treated as the grant of an option.

     2.   DEFINITIONS.

           The  "Board" means the Board of Directors of  Maritime

Overseas Corporation.

           The "Code" means the Internal Revenue Code of 1986, as

it may be amended from time to time.

           The  "Committee" means a committee which shall consist

of three or more persons designated by the Board or pursuant to a procedure specified by the Board; provided that each such  person shall  be eligible to serve on the Committee only while he  is  a

Disinterested Person.  The Board shall have the power  to  remove or  replace  any  member of the Committee and  to  designate  and appoint new members of the Committee, provided that each such new member  of  the  Committee  shall be eligible  to  serve  on  the

Committee  only  while  he  is  a Disinterested  Person.   If  no

Committee  is designated by the Board, the Committee  shall  mean the  entire Board, provided that a director shall vote on matters affecting the administration of this Plan or the grant of options pursuant  to  this Plan only while he is a Disinterested  Person.

Notwithstanding the foregoing, all members of the  Board  may  be counted  in determining the existence of a quorum at any  meeting of the Board during which action is taken on such matters.

           The "Corporation" means Maritime Overseas Corporation,

a New York corporation.

          "Disability" shall mean permanent and total disability,

as   determined   by  the  Committee  in  its  sole   discretion.

Disability  shall  be  deemed  to  occur  at  the  time  of   the

determination by the Committee of the Disability.

           "Disinterested Person" shall mean a person who at  any

time  within one year prior to any exercise by him of  discretion in  administering the Plan has not been granted any stock options pursuant  to  the  Plan  or pursuant to  any  stock  option  plan

relating  to  stock  of  Overseas Shipholding  Group,  Inc.   For

purposes  of  the foregoing, any amendment to an  existing  stock option shall be treated as the grant of an option.

           "Initial Exercise Date" has the meaning set  forth  in

Section 4(c) hereof.

          "OSG" means Overseas Shipholding Group, Inc., a

Delaware corporation.

           "Shares"  means shares of Common Stock, or such  other

shares  as are substituted therefor pursuant to Section  6(d)  or

6(e) hereof.

           "Termination of Employment" means termination  of  the

relationship  with the Corporation so that an  individual  is  no longer an officer, employee or director of the Corporation or any subsidiary of the Corporation; provided that voluntary retirement

(either  as an officer, employee or director) at age 65 or  older shall  not constitute a Termination of Employment.  A Termination of  Employment shall not include a leave of absence  approved  by the Corporation, whether paid or unpaid.

      3.    LIMITATION ON AGGREGATE SHARES.  The total number  of

Shares  for  which  options may be granted  under  this  Plan  is

784,435,  subject to adjustment in accordance with Sections  6(d)

and  (e)  hereof.   If  any  options expire  unexercised  or  are

cancelled,  terminated  or forfeited in any  manner  without  the issuance of Shares, the Shares for which the options were granted shall  again  be  available under this Plan.  The  Shares  to  be delivered  hereunder shall be delivered from treasury  shares  of

OSG  which  OSG  will make available to the Corporation  for  the purposes of this Plan.

      4.    OPTIONS.  Options to be granted under this Plan shall

be in such form or forms, consistent with this Plan, as the Board or  the  Committee may determine.  None of the options  shall  be incentive  stock options (within the meaning of Section  422A  of the  Code).  Options granted under this Plan shall be subject  to terms and conditions and evidenced by grants in the form or forms determined  from  time  to time by the  Committee  and  shall  be subject  to the terms and conditions set forth in Section  6  and elsewhere in this Plan, consistent with the following terms:

           (a)  EXERCISE PRICE.  The exercise price per Share for

any  options granted prior to April 1, 1992 shall be  $16.00  per share, and for any options granted thereafter shall be such price as  is determined by the Committee, but not less than $14.00  per share.

           (b)   TERM OF OPTIONS.  All options granted  prior  to

April  1,  1992 shall be exercisable for a period ending December

15,  1999,  subject to earlier termination of exercisability  and other limits on exercisability as provided in paragraphs (c), (d)

or (e), below, and Section 6 hereof and subject to extension (but not  beyond  June  15,  2000) pursuant to  paragraph  (d)  below.

Options  granted on or after April 1, 1992 shall  be  exercisable for  a  period  ending  not  later  than  December  31,  2005  as determined by the Committee.

           (c)  EXERCISE OF OPTIONS.  An option granted under the

Plan  prior  to  April  1,  1992  shall  become  exercisable   in

installments   as   follows,  provided   (except   as   otherwise

specifically provided herein) that with regard to any installment the holder has not incurred a Termination of Employment prior  to the  date such installment becomes exercisable: to the extent  of twenty  (20) percent of the number of optioned Shares on December

15,  1991, or the December 15th following the expiration of  five

(5)  years  from  the  commencement of the  optionee's  full-time employment with the Corporation, whichever is later (the "Initial

Exercise Date"); and, to the extent of an additional twenty  (20)

percent  of  such number of optioned Shares, on each December  15 after the Initial Exercise Date through the fourth anniversary of

the   Initial   Exercise   Date;  and  such   exercisability   of

installments  shall be cumulative.  An option granted  under  the

Plan  after April 1, 1992 shall become exercisable at such  times

and   in  such  installments  as  determined  by  the  Committee.

Notwithstanding the foregoing, an option granted under  the  Plan shall  become  exercisable in full in the event of the  death  or

Disability of the holder prior to Termination of Employment,  and shall  remain  exercisable to the extent set forth  in  paragraph

(d), below.

           In  no  event  shall any option granted  hereunder  be

exercisable for a period of six (6) months following the grant of such option, except in the case of the death or Disability of the holder. Options may be exercised in whole or in part from time to time, but an option may not be exercised for a fractional Share.

      Subject to the foregoing, an option granted hereunder shall be  exercisable  under  such conditions as shall  be  permissible under  the  terms of the Plan and of the option  granted  to  the holder of the option.

      Options  shall  be  exercised  by  written  notice  to  the

Corporation  (to  the  attention  of  the  Corporate   Secretary)

accompanied  by  (i) payment in full of the exercise  price,  and

(ii)  payment required to satisfy the tax withholding requirement discussed  in  Section 9, below.  Payment shall be made  in  cash

(including  check, bank draft, or money order) or in  such  other form as shall be approved by the Committee.

            (d)    DEATH  OR  DISABILITY.   Upon  the  death   or

Disability  of  the  holder, the option shall remain  exercisable until 180 days after the date of such death or Disability (or any longer  period as the Committee shall provide either at the  time of  grant  or,  in the case of death or Disability, within  sixty

(60)  days after such death or Disability) by the holder (in case of  Disability),  or the estate or by a person who  acquires  the right  to  exercise such option by bequest or by inheritance  (in

case  of  death).   To  the extent that  the  option  is  not  so

exercised, it shall expire 180 days after death or Disability (or such longer period provided by the Committee).

           (e)   TERMINATION OF EMPLOYMENT.  Upon the Termination

of  Employment  of  an option holder (other  than  for  Cause  as

defined  below),  the  option,  to  the  extent,  if  any,   then

exercisable,  shall remain exercisable by the  holder  until  the earlier of the expiration of the option or ninety (90) days after the  date of such Termination of Employment (or any longer period as  the  Committee  shall  provide  at  any  time  prior  to  the

Termination of Employment or within ninety (90) days thereafter).

To  the  extent  that  the option is not so exercised,  it  shall expire  at the earlier of the expiration of the option period  or ninety  (90)  days after the Termination of Employment  (or  such longer  period  provided by the Committee).  Notwithstanding  the foregoing, if an option holder incurs a Termination of Employment as  a  result of a termination for Cause, then to the extent that any  option  theretofore  granted to  the  holder  has  not  been exercised,  such  option shall automatically  expire  immediately upon  such  termination for Cause.  The Committee shall determine whether a termination is for cause and the determination  of  the

Committee  shall be conclusive.  A termination for "Cause"  shall mean  a  Termination of Employment by the Corporation (or by  its

Board or stockholders) for insubordination, dishonesty, an act of moral  turpitude, misconduct of any kind or the  refusal  of  the holder  to  perform his or her normal duties and responsibilities for  any  reason  other  than illness,  incapacity  or  voluntary termination.

      5.    NUMBER  OF SHARES COVERED BY OPTIONS.  The  Committee

shall  determine the number of Shares for which options shall  be granted to each eligible officer, employee or director.

     6.   ADDITIONAL PROVISIONS.

          (a)  ACCELERATION OF EXERCISABILITY.  The Committee may

at  any  time  accelerate the exercisability with regard  to  any outstanding  option, provided that no option shall be exercisable for  six  (6) months after grant, except in the case of death  or

Disability of the holder.

          (b)  LISTING, REGISTRATION AND COMPLIANCE WITH LAWS AND

REGULATIONS.   If  the  Corporation or  OSG  determines,  in  its

discretion,  that the listing, registration, or qualification  of the  option  or  the  Shares  subject  to  the  option  upon  any securities  exchange or under any state or federal securities  or other  law  or  regulations, or the exemption from such  listing,

registration  or qualification requirements, or  the  consent  or approval  of  any  governmental regulatory body is  necessary  or desirable as a condition to or in connection with the granting of an  option,  the exercisability of an option or the  delivery  or purchase  of  Shares thereunder, no option may  be  exercised  in whole or in part unless the listing, registration, qualification,

exemption, consent or approval has been effected or obtained free of  any conditions not acceptable to the Corporation and OSG.  To the  extent that any applicable law, regulation or stock exchange requirement  requires approvals of any kind  in  connection  with such option or the delivery or transfer of the underlying Shares,

no  option may be exercised in whole or in part unless and  until such approvals have been obtained.  The holder of the option will

supply    the   Corporation   and/or   OSG   with   certificates,

representations,  and  information that the  Corporation  or  OSG requests  and shall otherwise cooperate with the Corporation  and

OSG   in  obtaining  the  listing,  registration,  qualification,

exemption,  consent or approval.  As a condition to the  exercise of  an  option hereunder, the Corporation may require the  person exercising the option to represent and warrant at the time of any such  exercise that the Shares are being purchased for investment only and without any present intention to sell or distribute such

Shares  if, in the opinion of counsel to the Corporation or  OSG,

such  a  representation  is required by  relevant  law.   Without

limiting   the  foregoing,  no  Shares  shall  be  delivered   or

transferred upon exercise of an option if the Corporation or  OSG determines that the delivery or transfer of shares upon  exercise does  not comply with any applicable federal and state securities laws; in such event, to the extent the Corporation in the Board's sole  discretion,  exercised in good faith, deems  it  reasonably feasible  to  do  so,  the Corporation shall take  the  necessary steps,  and  shall request OSG to take such necessary  steps,  to comply with the applicable federal and state securities laws.  If the  Corporation or OSG, as part of an offering of securities  or otherwise,  finds  it  desirable, because  of  federal  or  state regulatory  requirements, to reduce or suspend the period  during which  any options may be exercised, the Corporation may, in  its discretion  and without the holder's consent, reduce  or  suspend the  exercise  period on not less than fifteen (15)  days'  prior written notice to the holders; provided that, in the event  of  a reduction  of  the  exercise period, the  Corporation  makes  the options immediately fully exercisable.

           (c)   NONTRANSFERABILITY.  Except as provided in  this

paragraph (c), options may not be transferred other than by  will or  the  laws  of  descent  and distribution  or  pursuant  to  a qualified  domestic relations order as defined  by  the  Internal

Revenue  Code  of  1986, as amended, or Title I of  the  Employee

Retirement   Income  Security  Act,  or  the  rules   thereunder.

Notwithstanding the foregoing, any presently outstanding options,

or  options  granted  in the future, may be transferable  by  the option  holder to members of his or her immediate family,  or  to one  or  more  trusts  for the benefit of such  immediate  family members,  or  partnerships in which such family members  are  the only partners, provided that any such transfer shall be permitted only if: (1) the option holder does not receive any consideration for  such  transfer, (2) written notice of such proposed transfer and  the  details  thereof  shall  have  been  furnished  to  the

Committee, and (3) the stock option agreement with respect to the options  being  transferred (including  any  amendments  thereof)

which  shall  have  been  approved by  the  Committee,  expressly permits such transfer.  Any options transferred to such immediate family  members,  trusts  or partnerships  will  continue  to  be subject to the same terms and conditions that were applicable  to such  options immediately prior to their transfer.  Any  transfer in violation of this paragraph shall be void and of no effect.

           (d)   EFFECT  OF  CHANGES IN  SHARES.   If  OSG  shall

combine,  subdivide or reclassify the Shares which have  been  or may be optioned, or shall declare thereon any dividend payable in

Shares  or shall reclassify or take any other action of a similar nature  affecting the Shares, then the number and class of shares of  stock as to which options may thereafter be granted shall  be

appropriately   adjusted  and,  in  the  case  of   each   option

outstanding at the time of any such action, the number and  class of  shares  which  may thereafter be purchased pursuant  to  such

option  and  the  option  price  per  share  shall  likewise   be

appropriately  adjusted, all to such extent as may be  determined by  the  Board  or  the  Committee to be  necessary  to  preserve unimpaired the rights of the option holders.  Each and every such determination  shall be conclusive and binding upon  such  option holder.

           (e)   EFFECT OF REORGANIZATION.  In case of any one or

more  reclassifications,  changes  or  exchanges  of  outstanding

Shares  or  other stock (other than as provided in paragraph  (d)

above,  or  consolidations of OSG with, or mergers of  OSG  into,

other corporations, or other recapitalizations or reorganizations

(other than consolidations with a subsidiary in which OSG is  the

continuing   corporation  and  which  do  not   result   in   any

reclassifications, changes or exchanges of outstanding shares  of

OSG),  or  in  case  of any one or more sales or  conveyances  to another  corporation of the property of OSG as  an  entirety,  or

substantially  as  an  entirety,  any  and  all  of   which   are

hereinafter  in  this paragraph (e) called "Reorganizations,"  an option  holder shall have the right, upon any subsequent exercise of  an  option, to acquire the same kind and amount of securities and property which such holder would then have if such holder had exercised  such option immediately before the first of  any  such

Reorganizations and continued to hold all securities and property which  came  to  such  holder as result of  that  and  subsequent

Reorganizations, less all securities and property surrendered  or cancelled  pursuant  to  any of same, the  adjustment  rights  in paragraph  (d) above and this paragraph (e) being continuing  and cumulative, except that, notwithstanding any provisions  of  this

Plan to the contrary, the Board or Committee shall have the right

(and  shall,  if  so  requested by OSG) in connection  with  such

Reorganizations, upon not less than 30 days' prior written notice to  the  holder, to terminate the exercisability of options  upon the  consummation of such Reorganization.  In the event the Board or  Committee  terminates the exercisability of  the  options  in accordance with the foregoing sentence, all outstanding  options,

other  than  options  as  to  which the  holder  had  incurred  a

Termination  of  Employment prior to the giving of  such  notice,

shall immediately become fully exercisable.  In addition, in  the event of a Reorganization, the Committee or Board shall have  the right  to cancel and terminate any or all outstanding options  as of  the date of the Reorganization by paying to the holder at the time  of  the  Reorganization an amount in  cash  for  each  such outstanding option equal to the difference between (i)  the  fair market  value  (as determined by the Board or Committee)  of  the

Shares  underlying  the outstanding option on  the  date  of  the

Reorganization and (ii) the exercise price of the option.

           7.    ADMINISTRATION.  This Plan shall be administered

by  the  Committee.   The  Committee shall  have  full  power  to

construe  and interpret this Plan and options granted under  this

Plan,  to  establish  and amend rules for its administration,  to grant  options  under  this Plan, and to correct  any  defect  or omission  or reconcile any inconsistency in this Plan or  in  any option  to the extent the Committee deems desirable to effectuate this Plan or any option.  The Committee may, with the consent  of the person entitled to exercise any outstanding option, amend  an option within the confines of this Plan.

          The Committee shall act by a majority of its members in

office, and the Committee may act either by vote at a meeting  or by a memorandum or other written instrument signed by all members of  the  Committee.  All actions taken and decisions made by  the

Board or the Committee pursuant to this Plan shall be binding and conclusive on all persons interested in this Plan.

           8.    TERMINATION  AND  AMENDMENT.   This  Plan  shall

terminate, other than with regard to outstanding options, on, and no  option  shall be granted hereunder after, December 15,  1999.

The  Board  or the Committee at any time may suspend or terminate this  Plan  and  make  additions  or  amendments  that  it  deems advisable  under  this Plan, provided that, except  as  otherwise provided herein, no right of any holder in any outstanding option may  be  suspended, terminated or amended adversely  without  his consent.

           9.    WITHHOLDING.  The Corporation shall be entitled,

if  necessary  or desirable, to withhold (or secure payment  from the Plan participant in cash or other property) the amount of any

Federal,  state or local taxes required by law to be withheld  by the  Corporation for any Shares deliverable under this Plan,  and the  Corporation  may  defer  delivery  unless  such  withholding requirement is satisfied.

          10.  MISCELLANEOUS.

          (a)  SEVERABILITY. The provisions of this Plan included

herein are severable.  If any provision shall be determined to be

in   conflict   with   statutory   provisions   or   governmental

regulations, or otherwise unlawful, or unenforceable, it shall be deemed  severed from this Plan and every other provision of  this

Plan shall remain in full force and effect.

           (b)   LAWS GOVERNING.  This Plan and all actions taken

under  it shall be governed as to construction and administration by the laws of the State of New York.

           (c)   EFFECT  UPON OTHER PLANS.  This Plan  shall  not

affect  any  other compensation or incentive plans in effect  for the  Corporation and this Plan shall not preclude the Board  from establishing  any  other forms of incentive or  compensation  for employees, officers or directors of the Corporation.

           (d)   NO  LIMITATION OF RIGHTS.  Nothing contained  in

this Plan shall be construed to confer a right of employment,  or to limit in any way the right of the Corporation to terminate the employment of any employee, or to limit in any way the  right  of the  Corporation's  stockholders and Board  with  regard  to  the election or removal of directors and officers.

            (e)    TITLES.   Titles  are  provided   herein   for

convenience   only  and  are  not  to  serve  as  a   basis   for

interpretation or construction of this Plan.

           (f)   EFFECT OF AGREEMENT BETWEEN THE CORPORATION  AND

OSG.   The  corporation is entering into an  agreement  with  OSG under which OSG will make available to the Corporation the Shares required  by the Corporation under this Plan.  Said agreement  is solely for the Corporation's benefit and is enforceable solely by it,  and  nothing in said agreement or in this  Plan  or  in  any option  granted  hereunder shall be deemed  to  confer  upon  any optionee any rights against OSG, whether under said agreement  or otherwise,  or  to subject OSG to any liability or obligation  to any optionee.